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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  February 4, 2000

                              FTI Consulting, Inc.
               (Exact Name of Registrant as Specified in Charter)


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
                    Maryland                            001-14875                       52-1261113
(State or Other Jurisdiction of Incorporation)   (Commission File Number)   (IRS Employer Identification No.)
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                2021 Research Drive, Annapolis, Maryland  21401
             (Address of Principal Executive Offices)  (ZIP Code)

       Registrant's telephone number, including area code (410) 224-8770
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

       On February 4, 2000, FTI Consulting, Inc. ("FTI") completed the acquisition of all of the outstanding membership interests of Policano & Manzo, L.L.C., a privately-held consulting firm that is the leader in providing bankruptcy and turnaround consulting services to large corporations, money center banks and secured lenders throughout the United States. The acquisition was accomplished under an LLC Membership Interests Purchase Agreement (the "Purchase Agreement") dated as of January 31, 2000, by and among FTI, Michael Policano and Robert Manzo. FTI acquired the membership interests from Messrs. Policano and Manzo for a total consideration of approximately $50,000,000 in cash and shares of FTI's Common Stock.

       To finance the acquisition, FTI entered into a senior credit facility, consisting of a $61,000,000 term loan, a $7,500,000 revolving credit facility and a $30,000,000 subordinated debt facility with a group of lenders led by Newcourt Commercial Finance Corporation, an affiliate of The CIT Group, Inc., with Allied Capital Corporation, Bank of America, N.A., ING (U.S.) Capital LLC, SunTrust Bank, N.A. and ReliaStar Financial Corp. In addition to financing the acquisition, proceeds of these facilities, together with FTI's internally generated cash, were used to refinance FTI's existing debt of approximately $44,000,000.

       The foregoing description of the Purchase Agreement and the credit facilities does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement and the credit facilities, each attached as exhibits hereto. A press release issued by FTI on February 7, 2000 announcing the acquisition and the execution of the credit facilities is also attached as an exhibit hereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) Financial Statement of Acquired Business. It is impracticable to provide the required financial statements at this time. The required financial statements will be filed as soon as practicable, but not later than 60 days after the filing date of this Form 8-K report.

          (b) Pro Forma Financial Information. It is impracticable to provide the required pro forma financial information at this time. The required pro forma financial information will be filed as soon as practicable, but not later than 60 days after the filing date of this Form 8-K report.

          (c)  Exhibits.

            2.1  LLC Membership Interests Purchase Agreement dated as of January
                  31, 2000, by and among FTI Consulting, Inc., Michael Policano and Robert Manzo.

            99.1 Credit Agreement dated as of February 4, 2000, by and among FTI Consulting, Inc. and its subsidiaries named therein, Newcourt

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                  Commercial Finance Corporation, an affiliate of The
                  CIT Group, Inc., and the other agents and lenders named therein.

            99.2 Investment and Loan Agreement dated as of February 4, 2000, by and among FTI Consulting, Inc. and its subsidiaries named therein, Jack B. Dunn, IV, Stewart J. Kahn, Allied Capital Corporation and the other lenders named therein.

            99.3 Form of Series A Stock Purchase Warrant dated as of February 4, 2000, by and between FTI Consulting, Inc. and each of the lenders named in the Investment and Loan Agreement.

            99.4  Press Release dated February 7, 2000, of FTI Consulting, Inc.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FTI CONSULTING, INC.

                                         By: /s/ JACK B. DUNN, IV
                                             --------------------------
                                             Jack B. Dunn, IV
                                             Chairman of the Board and
                                             Chief Executive Officer

Date:  February 15, 2000

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                                 EXHIBIT INDEX

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 Exhibit                          Description                                Page No.
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   2.1     LLC Membership Interests Purchase Agreement dated as of
           January 31, 2000, by and among FTI Consulting, Inc., and
           Michael Policano and Robert Manzo. FTI will furnish to the
           Securities and Exchange Commission a copy of any omitted
           schedule or exhibit upon request.
  99.1     Credit Agreement dated as of February 4, 2000, by and among
           FTI Consulting, Inc. and its subsidiaries named therein,
           Newcourt Commercial Finance Corporation, an affiliate of The
           CIT Group, Inc., and the other agents and lenders named
           therein. FTI will furnish to the Securities and Exchange
           Commission a copy of any omitted schedule or exhibit upon
           request.
  99.2     Investment and Loan Agreement dated as of February 4, 2000, by and among FTI Consulting, Inc. and its subsidiaries named
           therein, Jack B. Dunn, IV, Stewart J. Kahn, Allied Capital
           Corporation and the other lenders named therein. FTI will
           furnish to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

  99.3 Form of Series A Stock Purchase Warrant dated as of February 4, 2000, by and between FTI Consulting, Inc. and each of the lenders named in the Investment and Loan Agreement. FTI will furnish to the Securities and Exchange Commission a copy of any omitted exhibit upon request.

  99.4     Press Release dated February 7, 2000, of FTI Consulting, Inc.
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